SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2004
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ICO, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	000-10068 (Commission File Number)	76-0566682 (I.R.S. Employer Identification No.)

5333 Westheimer Road
Suite 600
Houston, Texas 77056
(Address of principal executive offices and zip code)

(713) 351-4100
(Registrant’s telephone number, including area code)

Item 5.    Other Events.

On January 14, 2004, ICO, Inc. issued a press release announcing the appointment of W. Robert Parkey, Jr. as President, Chief Executive Officer and member of the Board of Directors, effective February 2, 2004. The press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits

Exhibit    Description

99.1    Press Release dated January 14, 2004

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        ICO, INC.
Date:    January 16, 2004

By:	/s/ Jon C. Biro

Name:	Jon C. Biro

Title:	Interim Chief Executive Officer and
Chief Financial Officer

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EXHIBIT INDEX
Exhibit    Description

99.1    Press Release dated January 16, 2004

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